Northwestern Mutual Series Fund, Inc.

Small Cap Growth Stock Portfolio
Supplement Dated July 5, 2024 to the

Summary Prospectus for the Small Cap Growth Stock Portfolio Dated May 1, 2024
The following information supplements the Summary Prospectus for the Small Cap Growth Stock Portfolio of Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2024 (the “Summary Prospectus”). You should read this Supplement together with the Summary Prospectus.
Portfolio Manager Update
Effective June 30, 2024, Mammen Chally no longer serves as a co-portfolio manager for the Small Cap Growth Stock Portfolio (the “Portfolio”). Accordingly, the “Portfolio Manager” information set forth in the Summary Prospectus under the “PORTFOLIO MANAGEMENT” section is hereby deleted and replaced with the following:
“Portfolio Manager:  David Siegle, CFA, Managing Director and Equity Portfolio Manager, joined Wellington Management in 2001 and has managed the Portfolio since 2023.”
Please retain this Supplement for future reference.